U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2011 (June 6, 2011)

Ace Marketing & Promotions, Inc.
(Exact name of registrant as specified in its charter)

New York	000-51160	11-3427886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Rockaway Avenue, Valley Stream, NY 11582
(Address of principal executive offices    (Zip Code)

Registrant's telephone number:  (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 6, 2011, Ace Marketing & Promotions, Inc. (the "Company") entered into a new Investor Relation-Public Relations Agreement with Legend Securities, Inc. Material terms of the Agreement are set forth in Exhibit 10.1

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description

10.1	Investor Relations Public Relations Agreement dated June 6, 2011 between the Company and Legend Securities, Inc. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE MARKETING & PROMOTIONS, INC.

Dated: July 7, 2011	By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer